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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2003






                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)


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

         Massachusetts                                 000-32955                             04-3557612
-------------------------------------           ------------------------        -----------------------------------
(State or other jurisdiction of                 Commission File Number          (I.R.S. Employer Identification No.)
incorporation or organization)
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

            30 Massachusetts Avenue, North Andover, MA                                  01845
---------------------------------------------------------------------------     ---------------------------
                (Address of principal executive offices)                               (Zip Code)
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       Registrant's telephone number, including area code: (978) 725-7500


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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                           CURRENT REPORT ON FORM 8-K

Item  1. Changes in Control of Registrant

      Not applicable.

Item  2. Acquisition or Disposition of Assets

      Not applicable.

Item  3. Bankruptcy or Receivership

      Not applicable.

Item  4. Changes in Registrant's Certifying Accountant

      Not applicable.

Item  5. Other Events

      Pursuant to regulation G, the Company's press release dated April 21, 2003, reporting its actual earnings results for the first quarter ended March
31, 2003, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item  6. Resignations of Registrant's Directors

      Not applicable.

Item  7. Financial Statements and Exhibits

c.    Exhibit

      99.1 Press release dated April 21, 2003 reporting LSB Corporation's actual earnings results for the first quarter ended March 31, 2003.

Item  8. Change in Fiscal Year

      Not applicable.

Item  9. Regulation FD Disclosure

      Pursuant to regulation FD, the Company's press release dated April 21, 2003 reporting its actual earnings results for the first quarter ended March 31, 2003 is hereby attached as Exhibit 99.1 and incorporated by reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LSB CORPORATION


                                                 /S/ PAUL A. MILLER
                                                 --------------------------
April 21, 2003                                   Paul A. Miller
                                                 President and
                                                 Chief Executive Officer




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                                  EXHIBIT INDEX

99.1  Press release announcing the Company's earnings for the quarter ended
      March 31, 2003.





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